UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 9, 2024

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Lowell Farms Inc.

(Exact name of registrant as specified in its charter)

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British Columbia, Canada	000-56254	00-0000000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19 Quail Run Circle – Suite B

Salinas, California 93907

(Address of Principal Executive Offices) (Zip Code)

(831) 998-8214

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Management Services Agreements

On October 8, 2024, Mercati Dei Fiori, LLC, a California limited liability company and a wholly-owned subsidiary of the Registrant, (the “Service Provider”), entered into Management Services Agreements (the “Management Services Agreements”) with each of VFarm1509 Inc., and WFarm1045 Inc. (together the “Facilities”) to act as the sole and exclusive operator of the Facilities and assume operational control of the business activities conducted at each of the Facilities. The Management Services Agreements are effective as of October 1, 2024 and will terminate upon the earlier to occur of (i) the Registrant’s acquisition of the equity interests of the retail dispensaries, (ii) by mutual agreement of the applicable parties, or (iii) upon the occurrence of certain other customary circumstances specified in the Management Services Agreements.

The foregoing descriptions do not purport to be complete and are qualified in their entirety by reference to the full text of the Management Services Agreements filed as Exhibits 10.15 and 10.16 herein and incorporated in this Item 1.01 by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) On October 8, 2024, the Registrant appointed Ann Lawrence, who is a current director of the Registrant, as Executive Chairperson. Ms. Lawrence is the co-founder of Cannaco Research Corporation, a southern California cannabis microbusiness with cultivation, distribution and manufacturing capabilities. Cannaco Research Corporation is a customer of the Registrant and information provided in Note 16 “Related Party Transactions” in the Company’s Form 10-K filed on March 28, 2024, is incorporated herein by reference.

Ms. Lawrence currently serves as the chief executive officer of two retail cannabis stores in Los Angeles, described in further detail in the press release included as Exhibit 99.1 below. Prior to entering the cannabis industry in 2018, Ms. Lawrence was a partner at a major global law firm specializing in distressed retail mergers and acquisitions. Ms. Lawrence will lead the Registrant’s retail expansion efforts.

The Board has approved a base salary of $275,000, and Ms. Lawrence will participate in the Company’s existing executive compensation and benefits programs along with the other executive officers of the Company, subject to the decisions of, and program administration by, the Board.

Item 8.01. Other Events.

On October 9, 2024, the Registrant issued a press release, a copy of which is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibits

Exhibit No.	Description

10.15	Management Services Agreement dated October 8, 2024 by and between Mercati dei Fiori, LLC, VFarm1509 Inc., and Rose Collective Inc.
10.16	Management Services Agreement dated October 8, 2024 by and between Mercati dei Fiori, LLC, WFarm1045 Inc., and Sunnyside Collective Inc.
99.1	Press Release dated October 9, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lowell Farms Inc.

Date: October 9, 2024	By:	/s/ Mark Ainsworth
Mark Ainsworth
Interim Chief Financial Officer